Exhibit 10.31.3

EXECUTION COPY

AMENDMENT NUMBER THREE

to the

Master Repurchase Agreement

Dated as of January 2, 2018

between

JEFFERIES FUNDING, LLC and

LOANDEPOT.COM, LLC

This AMENDMENT NUMBER THREE (this “Amendment”) is made as of this 28th day of September, 2020, by and between Jefferies Funding, LLC (“Buyer”) and loanDepot.com, LLC (“Seller”) to that certain Master Repurchase Agreement, dated as of January 2, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), between Buyer and Seller.

WHEREAS, Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Agreement be amended to reflect certain agreed upon changes set forth below; and

WHEREAS, as of the date of this Amendment, Seller represents to Buyer that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

Section 1. Amendment. Effective as of September 28, 2020 (the “Effective Date”), the Agreement is hereby amended by incorporating each of the changes highlighted in the redline attached as Exhibit A hereto.

Section 2. Fees and Expenses. Seller agrees to pay to Buyer fees and out of pocket expenses incurred by Buyer in connection with this Amendment, including all reasonable fees and out of pocket costs and expenses of the legal counsel Buyer incurred in connection with this Amendment, in accordance with Section 23(a) of the Agreement.

Section 3. Defined Terms. Any terms capitalized but not otherwise defined herein should have the respective meanings set forth in the Agreement.

Section 4. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

Section 5. Representations. In order to induce Buyer to execute and deliver this Amendment, Seller hereby represents to Buyer that as of the date hereof, (i) Seller is in full compliance with all of the terms and conditions of the Transaction Documents and remains bound by the terms thereof, and (ii) no default or Default or Event of Default has occurred and is continuing under the Transaction Documents.

Section 6. Governing Law. This Amendment shall be construed in accordance with the laws of the State of New York without regard to any conflicts of law provisions (except for Section 5-1401 and 5-1402 of the New York General Obligations Law) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York, except to the extent preempted by federal law.

Section 7. Counterparts. For the purpose of facilitating the execution of this Amendment, and for other purposes, this Amendment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument The words “executed,” “signed,” “signature,” and words of like import in this Amendment or in any other certificate, agreement or document related to this transaction shall include, shall include, in addition to manually executed signature pages, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized officers as of the Effective Date.

JEFFERIES FUNDING, LLC as Buyer	LOANDEPOT.COM, LLC, as Seller

By:	By:
Name:	Name:
Title:	Title:

(Signature Page to Amendment Number Three to the Master Repurchase Agreement)

EXHIBIT A

REDLINE OF AMENDMENTS TO AGREEMENT

[SEE ATTACHED]